NONCONTROLLING INTERESTS (Tables)	12 Months Ended
Dec. 31, 2024
Noncontrolling Interest [Abstract]
Schedule of Noncontrolling Interest in the Operating Partnership and Subsidiaries
The following table sets forth the Company’s noncontrolling interests in the Operating Partnership:

	2024	2023
Beginning noncontrolling interests in the Operating Partnership	$81,651	$105,763
Adjustment of noncontrolling interests in the Operating Partnership	(13,150)	2,421
Conversions of Redeemable Operating Partnership Units to common shares	(14,793)	(24,917)
Net income attributable to noncontrolling interests in the Operating Partnership	4,834	2,905
Other comprehensive loss attributable to noncontrolling interests in the Operating Partnership	(803)	(1,069)
Distributions to noncontrolling interests in the Operating Partnership (a)	(5,896)	(3,452)
Total noncontrolling interests in the Operating Partnership	$51,843	$81,651

(a)The year ended December 31, 2024 includes an additional distribution of $1.80 per Redeemable Operating Partnership Unit, consisting of a combination of cash and the Company’s Redeemable Operating Partnership Units. The distribution amount of $3.6 million was paid in cash and Redeemable Operating Partnership Units January 30, 2025, to holders of record on December 12, 2024. The year ended December 31, 2023 includes an additional distribution of $0.20 per Redeemable Operating Partnership Unit. The cash distribution amount of $0.5 million was paid January 12, 2024, to holders of record on December 29, 2023.